DATE: January 1, 2009

ADMINISTRATION AGREEMENT

-between-

ACP Advantage Strategic Opportunities Fund

-and-

PINNACLE FUND ADMINISTRATION LLC

Pinnacle Fund Administration LLC
8008 Corporate Center Drive Suite 310
Charlotte, NC 28226

DATE OF AGREEMENT: January 1, 2009

PARTIES:

1.
ACP Advantage Strategic Opportunities Fund (the “Fund”), a series of ACP Funds Trust, a Delaware statutory trust that is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended, with its principal office located at 150 N. Radnor Chester Road, C220, Radnor, PA 19087.

2.
PINNACLE FUND ADMINISTRATION LLC (the “Administrator”), a limited liability company formed under the Delaware Limited Liability Company Act whose registered office is c/o BlumbergExcelsior Corporate Services, Inc., 1220 N. Market Street Suite 806, Wilmington, DE 19801 with its principal office located at 8008 Corporate Center Drive Suite 310, Charlotte NC 28226.

RECITALS:

A.	The Fund wishes to appoint the Administrator to provide accounting, transfer agent and other administrative services.

B.	The Administrator has agreed to provide such accounting, transfer agent and other administrative services to the Fund on the terms of this Agreement.

OPERATIVE PROVISIONS:

1.	DEFINITIONS

1.1	The following words and expressions shall have the following meanings:

“Auditor”: the auditor of the Fund from time to time.

“Investment Manager”: the Investment Manager of the Fund from time to time. Currently Ascendant Capital Partners, LP; a registered investment advisor with the Securities and Exchange Commission (“SEC”) under the Investment Advisors Act of 1940, as amended.

“Limited Partnership Agreement”: the Limited Partnership Agreement of the Fund as may be amended from time to time.

“Members”: the holders of Units of the Fund.

“Memorandum”: the Confidential Private Placement Memorandum of the Fund dated November 2004 and all amendments to that document.

“Register”: the register of members’ interest holders of the Fund.

“Statement of Additional Information (“SAI”): the SAI of the Fund as may be amended from time to time.

“Units”: shares representing beneficial interest in the Fund.

1.2	Words and expressions contained in this Agreement shall bear the same meaning as in the Limited Partnership Agreement, SAI or Memorandum as the context requires.

1.3
Words importing the singular number shall include the plural and vice versa. Words importing the masculine gender shall include the feminine gender and words importing persons shall include firms and companies and vice versa.

1.4
The division of this Agreement into sections, clauses and sub-clauses and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

2.	APPOINTMENT

The Fund hereby appoints the Administrator to administer the Fund from the date of this Agreement to provide accounting, transfer agent and other administrative services referred to in this Agreement.

3.	PROVISION OF FACILITIES

The Administrator shall provide and pay for an adequate staff and shall provide suitable office accommodation and other facilities for efficiently performing its functions as set out in this Agreement, but the Fund shall not be entitled to the exclusive use of any such accommodation or to the exclusive services of any member of such staff.

4.	DUTIES OF THE ADMINISTRATOR

During the continuance of this Agreement the Administrator shall perform the functions of an administrator to the Fund namely:

4.1	calculate and publish the net asset value per limited partnership interest in accordance with the provisions of the Limited Partnership Agreement, SAI and the Memorandum;

4.2
at any time during the Administrator’s business hours permit the Auditor or any duly appointed agent or representative of the Fund, at the expense of the Fund, to audit or inspect the financial records of the Fund and any other documents or records kept by the Administrator under the terms of this Agreement and make available all such documents and records in its possession to the Auditor, agent or representative during business hours whenever reasonably required to do so and afford all such information, explanations and assistance as the Auditor, agent or representative may require;

4.3
dispatch all such circulars, reports, financial statements or other written material to all persons entitled to receive the same under the Limited Partnership Agreement, SAI and the Memorandum as the Fund may require;

4.4	deal with and answer all correspondence or other inquiries from or on behalf of the Members, prospective Members or others;

4.5	maintain the principal books of account of the Fund as required by law or otherwise for the proper conduct of the financial affairs of the Fund;

4.6	oversee and review the calculation and payment of fees payable to the Administrator, the Investment Manager and such other service providers to the Fund as so directed by the Investment Manager;

4.7
subject to the ultimate discretion and approval of the Investment Manager, establish accounting policies for the Fund and reconcile accounting issues with the Fund’s Directors, the Auditor and legal counsel;

4.8
generally perform all the duties usually performed by Administrators of limited liability companies including (without limitation) the keeping of all records required to be kept and made under regulations in the State of Delaware for the time being in force;

4.9
preparing and maintaining all customary financial and accounting books and records in the appropriate form and in sufficient detail to support an annual independent audit of the financial condition of the Fund, and performing all other accounting and clerical services necessary in connection with the administration of the Fund;

4.10
preparing annual financial statements (which shall have been examined by the Fund’s auditors) within 60 days after the close of each financial year; preparing semi-annual financial statements within 60 days after the close of the semi-annual period; and

4.11	providing any other service as required.

5	RIGHTS OF THE ADMINISTRATOR

The Administrator may:

5.1	employ servants or agents in the performance of its duties and the exercise of its rights under this Agreement;

5.2
with the prior approval of the Fund, delegate its functions, powers, discretions, privileges and duties under this Agreement or any of them to such persons on such terms and conditions as it may deem appropriate, provided that such responsibility may not be delegated to the extent that they are to be performed by any person outside the United States if such responsibilities are required to be performed within the United States under United States law;

5.3	use the name of the Fund and sign any necessary letters or other documents for and on behalf of the Fund as Administrator of the Fund in the performance of its duties under this Agreement;

5.4
act as Administrator for any other persons on such terms as may be arranged with such persons and shall not be deemed to be affected with notice of, or to be under any duty to disclose to the Fund, any fact or thing which may come to the knowledge of the Administrator or any servant, agent or delegate of the Administrator in the course of so doing or in any manner whatsoever otherwise than in the course of carrying out the duties of Administrator under this Agreement; and

5.5
acquire, hold or deal with for the account of any customer or other persons and in its own name or in the name of such customer or person or of a nominee any units or securities for the time being issued by the Fund or any investment in which the Fund is authorized to invest and shall not be required to account to the Fund for any profit arising therefrom.

6	CONTROL BY INVESTMENT MANAGER

In the performance of its duties under this Agreement the Administrator shall at all times be subject to the control of, and review by, the Investment Manager.

7	REMUNERATION OF THE ADMINISTRATOR

7.1
The Administrator shall be paid by the Fund by way of remuneration for its services under this Agreement fees at such rates as may be agreed from time to time between the Investment Manager and the Administrator. The initial fees payable by the Fund to the Administrator are as set out in the attached schedule 1.

7.2	Amounts payable by the Fund to the Administrator under this Agreement shall be paid in United States Dollars monthly in arrears.

8	DUTIES OF THE FUND

The Fund shall:

8.1	with all reasonable expedition approve or disapprove transfers submitted to it by the Administrator; and

8.2
deliver, or cause to be delivered, from time to time to the Administrator proper certified or authenticated copies of its SAI and all amendments thereto and of such resolutions, votes and other proceedings as may be necessary for the Administrator in the performance of its duties under this Agreement.

9	RESIGNATION AND CANCELLATION OF APPOINTMENT

9.1
The initial term is for one (1) year from the date of this Agreement. This agreement will be automatically renewed for each subsequent one year period under the same terms and conditions as stated in this Agreement. Written notice of cancellation of, or modification to, its terms must be provided by either party to this Agreement no less than ninety (90) days before each automatic renewal date.

9.2
The appointment of the Administrator may be terminated at any time without penalty by either party upon not less than 90 days written notice, or at any time without such notice if (i) the other party commits a breach of its obligations under the agreement and such party fails to remedy the breach within thirty (30) days; (ii) the other party shall go into liquidation (except a voluntary liquidation for the purpose of reconstruction or amalgamation upon terms previously approved in writing by the terminating party); (iii) a receiver of any of the assets of the other party is appointed; (iv) the other party takes any action or omits to take any action and such action or omission, in the judgment of the terminating party, violates or will violate any applicable law, rule or regulation or any order, judgment or decree or any court or other agency of government, in each case in any material respect; or (v) immediately upon written notice to the other party for “cause” (defined as acts of gross negligence, bad faith, willful misconduct or fraud).

9.3	Upon the resignation or any cancellation of the appointment of the Administrator, the Administrator shall:

9.3.1	be released and discharged from its obligations under this Agreement;

9.3.2	upon receipt of all amounts owing to the Administrator under the terms of this Agreement, immediately transfer all moneys and papers to its successor;

9.3.3	refund any unearned fees, if any, at the time of termination; and

9.3.4	provide reasonable assistance to any successor Administrator.

10	RESPONSIBILITY OF ADMINISTRATOR AND INDEMNIFICATION

10.1	The Administrator shall use reasonable care in carrying out its responsibilities, including any responsibilities that it may delegate under sections 5.1 and 5.2 of this Agreement.

10.2
The Administrator shall not incur liability by refusing in good faith to perform any duty or obligation herein which in its reasonable judgment is improper or unauthorized, provided that in performing its duties and obligations pursuant to this Agreement it shall not be required at any time to do or procure the doing of anything contrary to or in breach of or which constitutes any offence against any applicable law or regulation then in force.

10.3
The Administrator shall not be responsible for the loss or damage to any documents or property of the Fund, in the possession of the Administrator or for any failure to fulfill its duties hereunder if such loss, damage or failure shall be caused by or directly or indirectly be due to war, enemy action, the act of government or other competent authority, riots, civil disturbance, rebellion, storm, tempest, accident fire, strike, explosion or lock-out or any occurrence or event beyond the reasonable control of the Administrator. The above notwithstanding, if possible, the Administrator will take reasonable precautions to protect the records and assets of the Fund against such losses.

10.4
The Administrator shall not be responsible for any loss or damage occurring as a result of any investments that have been incorrectly priced as at any net asset valuation date for the purposes of contributions or withdrawals of limited partnership interests, any such losses or damages occurring being the responsibility of the Investment Manager in their entirety, provided that such prices or net asset value is established in accordance with information provided by the Investment Manager and the Administrator acted in good faith and without willful misconduct, gross negligence, bad faith, breach of fiduciary duty or reckless disregard of its duties.

10.5
The Administrator shall not be liable to the Fund or its shareholders for any acts or omissions in the performance of its services in the absence of willful misconduct, gross negligence, bad faith, breach of fiduciary duty or reckless disregard of its duties.

10.6
The Fund shall indemnify the Administrator (which shall include solely for purposes of this Section 10, each of the Administrator’s Managers, officers, employees and members) and hold the Administrator harmless from and against any expense, loss, liability or damage arising out of any claim asserted or threatened to be asserted in connection with this Agreement or the services to be provided hereunder; provided, however, that the Administrator shall not be entitled to any such indemnification with respect to any expense, loss, liability or damage which was caused by the Administrator’s own willful misconduct, gross negligence, bad faith, breach of fiduciary duty or reckless disregard of its duties under this Agreement.

10.7
The Administrator shall indemnify the Fund and hold the Fund harmless from and against any reasonable expense, loss, liability or damage arising out of any claim asserted or threatened to be asserted in connection with this Agreement, directly or indirectly, caused by the Administrator’s willful misconduct, gross negligence, bad faith, breach of fiduciary duty or reckless disregard of its duties.

10.8	The indemnification provisions of this Section 10 shall survive any termination of this Agreement.

11	FRAUD

In the absence of willful misconduct, gross negligence, breach of fiduciary duty or reckless disregard of its duties and provided that the officers, servants or agents of the Administrator are not parties to any fraud, the Administrator shall not be responsible to the Fund for any action taken by the Administrator upon the faith of any forged or fraudulent document in any case where, had the document not been forged or fraudulent, the action taken by the Administrator would have been the normal and reasonable action to be taken. The above notwithstanding, the Administrator shall take reasonable precautions to insure that it does not act upon a forged or fraudulent document.

12	CONFIDENTIALITY

Neither of the parties to this Agreement shall, unless compelled so to do by any court of competent jurisdiction, either before or after the termination of this Agreement, disclose any information relating to the other party without the prior written consent of the other party.

13	NOTICES

Any notice, instruction or other instrument required or permitted to be given under this Agreement may be delivered in person or delivered prepaid registered mail or by fax or e-mail to the parties at the addresses set out in this document or such other address as may be notified by either party from time to time.

Such notice, instruction or other instrument shall be deemed to have been served in the case of a registered letter at the expiration of five (5) business days after posting, in the case of fax or e-mail, immediately on notification of receipt and if delivered outside normal business hours it shall be deemed to have been received at the next time after delivery when normal business hours commence subject to receipt of confirmation. Evidence that the notice, instruction or other instrument was properly addressed, stamped and put into the post shall be conclusive evidence of posting.

14	BINDING EFFECT AND ASSIGNMENT

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither the benefit nor the burden of this Agreement shall be assigned by either the Administrator or the Fund save with the consent of the other party to this Agreement. Any attempted assignment, transfer or delegation hereof without such consent shall be void.

15	PROPER LAW

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

16	ENTIRE AGREEMENT

This Agreement contains the entire Agreement between the parties with respect to the subject matter hereof.

17	COUNTERPARTS

This Agreement may be signed in any number of counterparts. Any single counterpart or a set of counterparts signed in either case by the parties hereto shall constitute a full and original Agreement for all purposes.

Signed as an Agreement on behalf of the parties on the date set out in this document.

SIGNED BY _____________________________________

Name: __________________________________________

Title: ___________________________________________
duly authorized for and on behalf of
ACP Advantage Strategic Opportunities Fund
in the presence of:  _________________________________

SIGNED BY _____________________________________

Name: __________________________________________

Title: ___________________________________________
duly authorized for and on behalf of
PINNACLE FUND ADMINISTRATION LLC
in the presence of: _________________________________

SCHEDULE 1

Fees of the Administrator

Monthly fee of $1,125

SCHEDULE 2

Anti-Money Laundering Policies and Procedures

1.  Definitions

For the purposes of this Schedule 2, unless the context otherwise requires, the following words shall have the following meanings:

“AML Procedures” means anti-money laundering procedures adopted by the Administrator and enumerated in this Schedule 2 for the express purpose of servicing the Funds.

“FATF” means the Financial Action Task Force on Money Laundering.

“High Risk Investor” means:

(a) a senior official in the executive, legislative, administrative, military or judicial branches of a government (whether elected or not), a senior official of a major political party, or a senior executive of a government-owned corporation, including any corporation, business or other entity that has been formed by, or for the benefit of, a senior political figure; (b) an immediate family member of a senior political figure which typically includes the political figure’s parents, siblings, spouse, children and in-laws; (c) a close associate of a senior political figure being a person who is widely and publicly known internationally to maintain an unusually close relationship with the senior political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior political figure; or (d) a person or entity resident in or whose subscription monies originate from a Non-Cooperative Jurisdiction.

“Non-Cooperative Jurisdiction” means any non-U.S. country that has been designated as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the FATF, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur.

“Prohibited Investor” means:

(a) a person or entity whose name appears on any of the various lists issued and maintained by the U.S. Office of Foreign Assets Control (“OFAC”), including the List of Specially Designated Nationals and Blocked Persons, the Specially Designated Terrorists List and the Specially Designated Narcotics Traffickers List; (b) a Foreign Shell Bank as defined by FATF; or (c) a person or entity who is a citizen or resident of, or which is located in, or whose subscription funds are transferred from or through a Foreign Shell Bank in a Non-Cooperative Jurisdiction or Sanctioned Regime.

“Qualified Financial Institution” means as a financial institution, which is:

(a) established in a European Union member state and subject to the European Commission Money Laundering Directives, or (b) established in one of the countries which make up the FATF and is a member in good standing of FATF and has undergone two rounds of FATF mutual evaluations, such countries are listed on the following website address: http://www1.oecd.org/fatf/

“Sanctioned Regimes” means targeted foreign countries, terrorism sponsoring organizations and international narcotics traffickers in respect of which OFAC administers and enforces economic and trade sanctions based on U.S. foreign policy and national security goals.

2.	Procedures to be Performed by the Administrator in conjunction with servicing the Funds

(a) The Administrator will receive all Subscription Documents and perform “Good Order Review” procedures on each, to include ensuring that each is fully completed and all relevant investor information is provided. To the extent that any information is missing or clearly indicates a potential issue with any policies outlined in this Schedule 2, the Administrator will inform both the Funds’ counsel and the General Partner.

(b) The Administrator will obtain wire references from both the receiving and sending bank for each investor’s initial investment and ensure that (i) funds are from the same entity as that indicated on the subscription document, (ii) that funds do not originate from an institution that is not a Qualified Financial Institution and (iii) funds do not originate from either a Non-Cooperative Jurisdiction or a Sanctioned Regime. Any exceptions will be escalated to the Funds’ counsel and the General Partner for resolution.

(c) Upon the initial contribution by any investor, the Administrator will perform a check to determine if such investor is a person or entity whose name appears on any of the various lists issued and maintained by OFAC, including the List of Specially Designated Nationals and Blocked Persons, the Specially Designated Terrorists List and the Specially Designated Narcotics Traffickers List. If any investors are included on such OFAC lists, both the General Partner and the Funds counsel will be informed.

(d) The Administrator will also perform reasonable procedures, based on commonly available information, to ensure that the investor is neither a High Risk Investor nor Prohibited Investor. If any investors are included on such OFAC lists or meet the definition of High Risk Investor or Prohibited Investor, both the General Partner and the Funds’ counsel will be informed.

(e) On a monthly basis, the Administrator will compare all current investors to the various OFAC lists and inform both the Funds’ counsel and the General Partner if any investors are noted on such lists.

3.	Reliance Upon Information Provided

For purposes of this Schedule 2, the Administrator shall be entitled to rely without investigation upon any statement, confirmation, notice or other instrument or communication (including electronic mail), reasonably believed by it to be genuine and to have been properly made, signed or authorized by the relevant party (including the sending or receiving bank, or the shareholder or shareholder’s agent, as the case may be), and shall be entitled to rely upon any statement, information or advice it receives from the General Partner or the Funds’ counsel.

PINNACLE FUND ADMINISTRATION LLC
CLIENT SERVICE PLAN FOR:
ACP ADVANTAGE STRATEGIC OPPORTUNITIES FUND

It is our pleasure to provide you with the following client service plan, which has been tailored to meet your specific needs and expectations based on your anticipated needs and expectations.

Services to be provided

Pinnacle Fund Administration LLC (“PFA”) staff in Charlotte, NC will have responsibility for the following:

•	Calculation of the month end NAV for the Fund.
•
PFA will produce the draft NAV of the Fund within 1 business day of approval of the final ACP Strategic Opportunities II Fund, LLC (the “Master”) NAV and will send it for detailed review and approval by ACM personnel prior to distribution to interested parties.

•	Once approved and signed off by Ascendant and PFA personnel, the final NAV will be distributed to all interested parties.
•	Assist the ACM with the processing of contribution and withdrawal requests, ensuring compliance with all relevant anti-money laundering legislation.
•
Liaison with Ascendant staff and external auditors for preparation and completion of the annual audited financial statements as well as the semi-annual financials for the Master Fund and the Feeder Funds.

•	Liaising with investors in responding to enquiries.
•	PFA staff will respond to all requests within 1 business day.

Ascendant staff will assist PFA staff by:
•	Providing copies of all subscription/withdrawal requests received by the Fund’s investors.

DATE: January 1, 2009

ADMINISTRATION AGREEMENT

-between-

ACP Institutional Series Strategic Opportunities Fund

-and-

PINNACLE FUND ADMINISTRATION LLC

Pinnacle Fund Administration LLC
8008 Corporate Center Drive Suite 310
Charlotte, NC 28226

DATE OF AGREEMENT: January 1, 2009

PARTIES:

1.
ACP Institutional Series Strategic Opportunities Fund (the “Fund”), a series of ACP Funds Trust, a Delaware statutory trust that is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended, with its principal office located at 150 N. Radnor Chester Road, C220, Radnor, PA 19087.

2.
PINNACLE FUND ADMINISTRATION LLC (the “Administrator”), a limited liability company formed under the Delaware Limited Liability Company Act whose registered office is c/o BlumbergExcelsior Corporate Services, Inc., 1220 N. Market Street Suite 806, Wilmington, DE 19801 with its principal office located at 8008 Corporate Center Drive Suite 310, Charlotte NC 28226.

RECITALS:

A.	The Fund wishes to appoint the Administrator to provide accounting, transfer agent and other administrative services.

B.	The Administrator has agreed to provide such accounting, transfer agent and other administrative services to the Fund on the terms of this Agreement.

OPERATIVE PROVISIONS:

1.	DEFINITIONS

1.1	The following words and expressions shall have the following meanings:

“Auditor”: the auditor of the Fund from time to time.

“Investment Manager”: the Investment Manager of the Fund from time to time. Currently Ascendant Capital Partners, LP; a registered investment advisor with the Securities and Exchange Commission (“SEC”) under the Investment Advisors Act of 1940, as amended.

“Limited Partnership Agreement”: the Limited Partnership Agreement of the Fund as may be amended from time to time.

“Members”: the holders of Units of the Fund.

“Memorandum”: the Confidential Private Placement Memorandum of the Fund dated November 2004 and all amendments to that document.

“Register”: the register of members’ interest holders of the Fund.

“Statement of Additional Information (“SAI”): the SAI of the Fund as may be amended from time to time.

“Units”: shares representing beneficial interest in the Fund.

1.2	Words and expressions contained in this Agreement shall bear the same meaning as in the Limited Partnership Agreement, SAI or Memorandum as the context requires.

1.3
Words importing the singular number shall include the plural and vice versa. Words importing the masculine gender shall include the feminine gender and words importing persons shall include firms and companies and vice versa.

1.4
The division of this Agreement into sections, clauses and sub-clauses and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

2.	APPOINTMENT

The Fund hereby appoints the Administrator to administer the Fund from the date of this Agreement to provide accounting, transfer agent and other administrative services referred to in this Agreement.

3.	PROVISION OF FACILITIES

The Administrator shall provide and pay for an adequate staff and shall provide suitable office accommodation and other facilities for efficiently performing its functions as set out in this Agreement, but the Fund shall not be entitled to the exclusive use of any such accommodation or to the exclusive services of any member of such staff.

4.	DUTIES OF THE ADMINISTRATOR

During the continuance of this Agreement the Administrator shall perform the functions of an administrator to the Fund namely:

4.1	calculate and publish the net asset value per limited partnership interest in accordance with the provisions of the Limited Partnership Agreement, SAI and the Memorandum;

4.2
at any time during the Administrator’s business hours permit the Auditor or any duly appointed agent or representative of the Fund, at the expense of the Fund, to audit or inspect the financial records of the Fund and any other documents or records kept by the Administrator under the terms of this Agreement and make available all such documents and records in its possession to the Auditor, agent or representative during business hours whenever reasonably required to do so and afford all such information, explanations and assistance as the Auditor, agent or representative may require;

4.3
dispatch all such circulars, reports, financial statements or other written material to all persons entitled to receive the same under the Limited Partnership Agreement, SAI and the Memorandum as the Fund may require;

4.4	deal with and answer all correspondence or other inquiries from or on behalf of the Members, prospective Members or others;

4.5	maintain the principal books of account of the Fund as required by law or otherwise for the proper conduct of the financial affairs of the Fund;

4.6	oversee and review the calculation and payment of fees payable to the Administrator, the Investment Manager and such other service providers to the Fund as so directed by the Investment Manager;

4.7
subject to the ultimate discretion and approval of the Investment Manager, establish accounting policies for the Fund and reconcile accounting issues with the Fund’s Directors, the Auditor and legal counsel;

4.8
generally perform all the duties usually performed by Administrators of limited liability companies including (without limitation) the keeping of all records required to be kept and made under regulations in the State of Delaware for the time being in force;

4.9
preparing and maintaining all customary financial and accounting books and records in the appropriate form and in sufficient detail to support an annual independent audit of the financial condition of the Fund, and performing all other accounting and clerical services necessary in connection with the administration of the Fund;

4.10
preparing annual financial statements (which shall have been examined by the Fund’s auditors) within 60 days after the close of each financial year; preparing semi-annual financial statements within 60 days after the close of the semi-annual period; and

4.11	providing any other service as required.

5	RIGHTS OF THE ADMINISTRATOR

The Administrator may:

5.1	employ servants or agents in the performance of its duties and the exercise of its rights under this Agreement;

5.2
with the prior approval of the Fund, delegate its functions, powers, discretions, privileges and duties under this Agreement or any of them to such persons on such terms and conditions as it may deem appropriate, provided that such responsibility may not be delegated to the extent that they are to be performed by any person outside the United States if such responsibilities are required to be performed within the United States under United States law;

5.3	use the name of the Fund and sign any necessary letters or other documents for and on behalf of the Fund as Administrator of the Fund in the performance of its duties under this Agreement;

5.4
act as Administrator for any other persons on such terms as may be arranged with such persons and shall not be deemed to be affected with notice of, or to be under any duty to disclose to the Fund, any fact or thing which may come to the knowledge of the Administrator or any servant, agent or delegate of the Administrator in the course of so doing or in any manner whatsoever otherwise than in the course of carrying out the duties of Administrator under this Agreement; and

5.5
acquire, hold or deal with for the account of any customer or other persons and in its own name or in the name of such customer or person or of a nominee any units or securities for the time being issued by the Fund or any investment in which the Fund is authorized to invest and shall not be required to account to the Fund for any profit arising therefrom.

6	CONTROL BY INVESTMENT MANAGER

In the performance of its duties under this Agreement the Administrator shall at all times be subject to the control of, and review by, the Investment Manager.

7	REMUNERATION OF THE ADMINISTRATOR

7.1
The Administrator shall be paid by the Fund by way of remuneration for its services under this Agreement fees at such rates as may be agreed from time to time between the Investment Manager and the Administrator. The initial fees payable by the Fund to the Administrator are as set out in the attached schedule 1.

7.2	Amounts payable by the Fund to the Administrator under this Agreement shall be paid in United States Dollars monthly in arrears.

8	DUTIES OF THE FUND

The Fund shall:

8.1	with all reasonable expedition approve or disapprove transfers submitted to it by the Administrator; and

8.2
deliver, or cause to be delivered, from time to time to the Administrator proper certified or authenticated copies of its SAI and all amendments thereto and of such resolutions, votes and other proceedings as may be necessary for the Administrator in the performance of its duties under this Agreement.

9	RESIGNATION AND CANCELLATION OF APPOINTMENT

9.1
The initial term is for one (1) year from the date of this Agreement. This agreement will be automatically renewed for each subsequent one year period under the same terms and conditions as stated in this Agreement. Written notice of cancellation of, or modification to, its terms must be provided by either party to this Agreement no less than ninety (90) days before each automatic renewal date.

9.2
The appointment of the Administrator may be terminated at any time without penalty by either party upon not less than 90 days written notice, or at any time without such notice if (i) the other party commits a breach of its obligations under the agreement and such party fails to remedy the breach within thirty (30) days; (ii) the other party shall go into liquidation (except a voluntary liquidation for the purpose of reconstruction or amalgamation upon terms previously approved in writing by the terminating party); (iii) a receiver of any of the assets of the other party is appointed; (iv) the other party takes any action or omits to take any action and such action or omission, in the judgment of the terminating party, violates or will violate any applicable law, rule or regulation or any order, judgment or decree or any court or other agency of government, in each case in any material respect; or (v) immediately upon written notice to the other party for “cause” (defined as acts of gross negligence, bad faith, willful misconduct or fraud).

9.3	Upon the resignation or any cancellation of the appointment of the Administrator, the Administrator shall:

9.3.1	be released and discharged from its obligations under this Agreement;

9.3.2	upon receipt of all amounts owing to the Administrator under the terms of this Agreement, immediately transfer all moneys and papers to its successor;

9.3.3	refund any unearned fees, if any, at the time of termination; and

9.3.4	provide reasonable assistance to any successor Administrator.

10	RESPONSIBILITY OF ADMINISTRATOR AND INDEMNIFICATION

10.1	The Administrator shall use reasonable care in carrying out its responsibilities, including any responsibilities that it may delegate under sections 5.1 and 5.2 of this Agreement.

10.2
The Administrator shall not incur liability by refusing in good faith to perform any duty or obligation herein which in its reasonable judgment is improper or unauthorized, provided that in performing its duties and obligations pursuant to this Agreement it shall not be required at any time to do or procure the doing of anything contrary to or in breach of or which constitutes any offence against any applicable law or regulation then in force.

10.3
The Administrator shall not be responsible for the loss or damage to any documents or property of the Fund, in the possession of the Administrator or for any failure to fulfill its duties hereunder if such loss, damage or failure shall be caused by or directly or indirectly be due to war, enemy action, the act of government or other competent authority, riots, civil disturbance, rebellion, storm, tempest, accident fire, strike, explosion or lock-out or any occurrence or event beyond the reasonable control of the Administrator. The above notwithstanding, if possible, the Administrator will take reasonable precautions to protect the records and assets of the Fund against such losses.

10.4
The Administrator shall not be responsible for any loss or damage occurring as a result of any investments that have been incorrectly priced as at any net asset valuation date for the purposes of contributions or withdrawals of limited partnership interests, any such losses or damages occurring being the responsibility of the Investment Manager in their entirety, provided that such prices or net asset value is established in accordance with information provided by the Investment Manager and the Administrator acted in good faith and without willful misconduct, gross negligence, bad faith, breach of fiduciary duty or reckless disregard of its duties.

10.5
The Administrator shall not be liable to the Fund or its shareholders for any acts or omissions in the performance of its services in the absence of willful misconduct, gross negligence, bad faith, breach of fiduciary duty or reckless disregard of its duties.

10.6
The Fund shall indemnify the Administrator (which shall include solely for purposes of this Section 10, each of the Administrator’s Managers, officers, employees and members) and hold the Administrator harmless from and against any expense, loss, liability or damage arising out of any claim asserted or threatened to be asserted in connection with this Agreement or the services to be provided hereunder; provided, however, that the Administrator shall not be entitled to any such indemnification with respect to any expense, loss, liability or damage which was caused by the Administrator’s own willful misconduct, gross negligence, bad faith, breach of fiduciary duty or reckless disregard of its duties under this Agreement.

10.7
The Administrator shall indemnify the Fund and hold the Fund harmless from and against any reasonable expense, loss, liability or damage arising out of any claim asserted or threatened to be asserted in connection with this Agreement, directly or indirectly, caused by the Administrator’s willful misconduct, gross negligence, bad faith, breach of fiduciary duty or reckless disregard of its duties.

10.8	The indemnification provisions of this Section 10 shall survive any termination of this Agreement.

11	FRAUD

In the absence of willful misconduct, gross negligence, breach of fiduciary duty or reckless disregard of its duties and provided that the officers, servants or agents of the Administrator are not parties to any fraud, the Administrator shall not be responsible to the Fund for any action taken by the Administrator upon the faith of any forged or fraudulent document in any case where, had the document not been forged or fraudulent, the action taken by the Administrator would have been the normal and reasonable action to be taken. The above notwithstanding, the Administrator shall take reasonable precautions to insure that it does not act upon a forged or fraudulent document.

12	CONFIDENTIALITY

Neither of the parties to this Agreement shall, unless compelled so to do by any court of competent jurisdiction, either before or after the termination of this Agreement, disclose any information relating to the other party without the prior written consent of the other party.

13	NOTICES

Any notice, instruction or other instrument required or permitted to be given under this Agreement may be delivered in person or delivered prepaid registered mail or by fax or e-mail to the parties at the addresses set out in this document or such other address as may be notified by either party from time to time.

Such notice, instruction or other instrument shall be deemed to have been served in the case of a registered letter at the expiration of five (5) business days after posting, in the case of fax or e-mail, immediately on notification of receipt and if delivered outside normal business hours it shall be deemed to have been received at the next time after delivery when normal business hours commence subject to receipt of confirmation. Evidence that the notice, instruction or other instrument was properly addressed, stamped and put into the post shall be conclusive evidence of posting.

14	BINDING EFFECT AND ASSIGNMENT

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither the benefit nor the burden of this Agreement shall be assigned by either the Administrator or the Fund save with the consent of the other party to this Agreement. Any attempted assignment, transfer or delegation hereof without such consent shall be void.

15	PROPER LAW

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

16	ENTIRE AGREEMENT

This Agreement contains the entire Agreement between the parties with respect to the subject matter hereof.

17	COUNTERPARTS

This Agreement may be signed in any number of counterparts. Any single counterpart or a set of counterparts signed in either case by the parties hereto shall constitute a full and original Agreement for all purposes.

Signed as an Agreement on behalf of the parties on the date set out in this document.

SIGNED BY _______________________________________

Name: _____________________________________________

Title: ______________________________________________
duly authorized for and on behalf of
ACP Institutional Series Strategic Opportunities Fund
in the presence of: ____________________________________

SIGNED BY _______________________________________

Name: _____________________________________________

Title: ______________________________________________

duly authorized for and on behalf of
PINNACLE FUND ADMINISTRATION LLC
in the presence of: ____________________________________

SCHEDULE 1

Fees of the Administrator

Monthly fee of $1,125

SCHEDULE 2

Anti- Money Laundering Policies and Procedures

1.  Definitions

For the purposes of this Schedule 2, unless the context otherwise requires, the following words shall have the following meanings:

“AML Procedures” means anti-money laundering procedures adopted by the Administrator and enumerated in this Schedule 2 for the express purpose of servicing the Funds.

“FATF” means the Financial Action Task Force on Money Laundering.

“High Risk Investor” means:

(a) a senior official in the executive, legislative, administrative, military or judicial branches of a government (whether elected or not), a senior official of a major political party, or a senior executive of a government-owned corporation, including any corporation, business or other entity that has been formed by, or for the benefit of, a senior political figure; (b) an immediate family member of a senior political figure which typically includes the political figure’s parents, siblings, spouse, children and in-laws; (c) a close associate of a senior political figure being a person who is widely and publicly known internationally to maintain an unusually close relationship with the senior political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior political figure; or (d) a person or entity resident in or whose subscription monies originate from a Non-Cooperative Jurisdiction.

“Non-Cooperative Jurisdiction” means any non-U.S. country that has been designated as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the FATF, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur.

“Prohibited Investor” means:

(a) a person or entity whose name appears on any of the various lists issued and maintained by the U.S. Office of Foreign Assets Control (“OFAC”), including the List of Specially Designated Nationals and Blocked Persons, the Specially Designated Terrorists List and the Specially Designated Narcotics Traffickers List; (b) a Foreign Shell Bank as defined by FATF; or (c) a person or entity who is a citizen or resident of, or which is located in, or whose subscription funds are transferred from or through a Foreign Shell Bank in a Non-Cooperative Jurisdiction or Sanctioned Regime.

“Qualified Financial Institution” means as a financial institution, which is:

(a) established in a European Union member state and subject to the European Commission Money Laundering Directives, or (b) established in one of the countries which make up the FATF and is a member in good standing of FATF and has undergone two rounds of FATF mutual evaluations, such countries are listed on the following website address: http://www1.oecd.org/fatf/

“Sanctioned Regimes” means targeted foreign countries, terrorism sponsoring organizations and international narcotics traffickers in respect of which OFAC administers and enforces economic and trade sanctions based on U.S. foreign policy and national security goals.

2.	Procedures to be Performed by the Administrator in conjunction with servicing the Funds

(a) The Administrator will receive all Subscription Documents and perform “Good Order Review” procedures on each, to include ensuring that each is fully completed and all relevant investor information is provided. To the extent that any information is missing or clearly indicates a potential issue with any policies outlined in this Schedule 2, the Administrator will inform both the Funds’ counsel and the General Partner.

(b) The Administrator will obtain wire references from both the receiving and sending bank for each investor’s initial investment and ensure that (i) funds are from the same entity as that indicated on the subscription document, (ii) that funds do not originate from an institution that is not a Qualified Financial Institution and (iii) funds do not originate from either a Non-Cooperative Jurisdiction or a Sanctioned Regime. Any exceptions will be escalated to the Funds’ counsel and the General Partner for resolution.

(c) Upon the initial contribution by any investor, the Administrator will perform a check to determine if such investor is a person or entity whose name appears on any of the various lists issued and maintained by OFAC, including the List of Specially Designated Nationals and Blocked Persons, the Specially Designated Terrorists List and the Specially Designated Narcotics Traffickers List. If any investors are included on such OFAC lists, both the General Partner and the Funds’ counsel will be informed.

(d) The Administrator will also perform reasonable procedures, based on commonly available information, to ensure that the investor is neither a High Risk Investor nor Prohibited Investor. If any investors are included on such OFAC lists or meet the definition of High Risk Investor or Prohibited Investor, both the General Partner and the Funds’ counsel will be informed.

(e) On a monthly basis, the Administrator will compare all current investors to the various OFAC lists and inform both the Funds’ counsel and the General Partner if any investors are noted on such lists.

3.	Reliance Upon Information Provided

For purposes of this Schedule 2, the Administrator shall be entitled to rely without investigation upon any statement, confirmation, notice or other instrument or communication (including electronic mail), reasonably believed by it to be genuine and to have been properly made, signed or authorized by the relevant party (including the sending or receiving bank, or the shareholder or shareholder’s agent, as the case may be), and shall be entitled to rely upon any statement, information or advice it receives from the General Partner or the Funds’ counsel.

PINNACLE FUND ADMINISTRATION LLC
CLIENT SERVICE PLAN FOR:
ACP INSTITUTIONAL SERIES STRATEGIC OPPORTUNITIES FUND

It is our pleasure to provide you with the following client service plan, which has been tailored to meet your specific needs and expectations based on your anticipated needs and expectations.

Services to be provided

Pinnacle Fund Administration LLC (“PFA”) staff in Charlotte, NC will have responsibility for the following:

•	Calculation of the month end NAV for the Fund.
•
PFA will produce the draft NAV of the Fund within 1 business day of approval of the final ACP Strategic Opportunities II Fund, LLC (the “Master”) NAV and will send it for detailed review and approval by ACM personnel prior to distribution to interested parties.

•	Once approved and signed off by Ascendant and PFA personnel, the final NAV will be distributed to all interested parties.
•	Assist the ACM with the processing of contribution and withdrawal requests, ensuring compliance with all relevant anti-money laundering legislation.
•
Liaison with Ascendant staff and external auditors for preparation and completion of the annual audited financial statements as well as the semi-annual financials for the Master Fund and the Feeder Funds.

•	Liaising with investors in responding to enquiries.
•	PFA staff will respond to all requests within 1 business day.

Ascendant staff will assist PFA staff by:

•	Providing copies of all subscription/withdrawal requests received by the Fund’s investors.